Exhibit 99.6
JOINT FILING AGREEMENT

PURSUANT TO RULE 13D-1(K)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned with respect to the Class A Common Stock, par value $0.0001 per share, of ATI Physical Therapy, Inc., and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning such person contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that such person knows or has reason to believe that such information is inaccurate.

Dated: November 8, 2024	FORTRESS ACQUISITION SPONSOR II LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: November 8, 2024	HYBRID GP HOLDINGS (CAYMAN) LLC
	By:	Hybrid GP Holdings LLC, its managing member

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: November 8, 2024	HYBRID GP HOLDINGS LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: November 8, 2024	FIG LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: November 8, 2024	FORTRESS OPERATING ENTITY I LP
	By:	FIG Blue LLC, its general partner

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: November 8, 2024	FIG BLUE LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: November 8, 2024	FORTRESS INVESTMENT GROUP LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: November 8, 2024	FINCO I INTERMEDIATE HOLDCO LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: November 8, 2024	FINCO I LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: November 8, 2024	FIG PARENT, LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: November 8, 2024	FOUNDATION HOLDCO LP
	By:	FIG Buyer GP, LLC, its general partner

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: November 8, 2024	FIG BUYER GP, LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary